UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 28, 2006

                                  ENERGTEK INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

             000-51249                                42-1708652
             ----------                               ----------
      (Commission File Number)             (IRS Employer Identification No.)

                            26 East Hawthorne Avenue
                             Valley Stream, NY 11580
               (Address of Principal Executive Offices, Zip Code)

                                 (516) 887-8200
              (Registrant's Telephone Number, Including Area Code)

     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On November 28, 2006, Energtek Inc. (the "Company") entered into a Letter of Agreement with Radel LLC, a New York limited liability company, who was the owner of the patent application Tank for Simultaneous Storage of Both Pressure Gas and Liquid Fuel filed at the Patent Registrar of the State of Israel. Pursuant to such agreement, Radel LLC agreed to sell to the Company, at a closing to be held on December 31, 2006, the entire right, title, and interest in and to such patent application. In consideration for such sale, the Company agreed to issue to Radel LLC 2,000,000 shares of the Company's common stock.

On December 31, 2006, the closing of the transactions contemplated in the Letter of Agreement took place. At the closing, Radel LLC sold to the Company its entire right, title, and interest to its patent application, and the Company issued to Radel LLC 2,000,000 shares of the Company's common stock.

For all the terms of the Letter of Agreement, reference is hereby made to such agreement annexed hereto as exhibit 10.2. All statements made herein concerning such agreement are qualified by references to said exhibit.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 3.02.

On December 31, 2006, the Company issued 2,000,000 shares of its common stock to Radel LLC. Such shares were issued pursuant to and in accordance with the Letter of Agreement, dated November 28, 2006, between the Company and Radel LLC. In consideration for the issuance of such shares, Radel LLC sold to the Company its entire right, title, and interest to its patent application Tank for Simultaneous Storage of Both Pressure Gas and Liquid Fuel filed at the Patent Registrar of the State of Israel. The shares were issued pursuant to the exemption from registration available under Section 4(2) of the Securities Act of 1933, as amended. Radel LLC.

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

On December 29, 2006, the Company entered into Regulation S Subscription Agreements providing for the issuance of an aggregate of 2,000,000 shares of the Company's common stock to non-US persons. The purchase price paid to the Company for the purchase of such shares was $0.05 per share, amounting in the aggregate to $100,000. An additional 200,000 shares of the Company's common stock was issued to a non-US person as commission paid in connection with the sale of such shares. The shares were offered and sold pursuant to a placement held under Regulation S promulgated under the Securities Act. The Company did not make any offers in the United States, each of the purchasers was outside the United States, and there were no selling efforts in the United States.

For all the terms and conditions of the Regulation S Subscription Agreements, reference is hereby made to the form of such agreement annexed hereto as Exhibits 10.2. All statements made herein concerning the foregoing agreement are qualified by references to said exhibit.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired. Not applicable (b) Pro forma financial information. Not applicable (c) Exhibits

Exhibit 10.2 Letter of Agreement, dated November 28, 2006, between the Company and Radel LLC*

Exhibit 10.3      Form of Subscription Agreement**

* Attached hereto
** Previously filed as an exhibit to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 29, 2006


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 8, 2006

                                     ENERGTEK INC.


                                     By: /s/ Doron Uziel
                                        ----------------------------------------
                                     Name: Doron Uziel
                                     Title: President, Chief Executive Officer,
                                            Chief Financial Officer, and Chief
                                            Accounting Officer


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